QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AMERICAN POWER CONVERSION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AMERICAN POWER CONVERSION CORPORATION
132 Fairgrounds Road
West Kingston, Rhode Island 02892

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

        The Annual Meeting of Shareholders of American Power Conversion Corporation, a Massachusetts corporation (the "Company"), will be held on Thursday, June 10, 2004 at 10:00 a.m., local time, in The Regency Room at the Radisson Hotel Milford, located at 11 Beaver Street, Milford, Massachusetts, for the following purposes:

1.
To fix the number of directors at eight.

2.
To elect a Board of Directors for the ensuing year.

3.
To approve the Company's 2004 Long-Term Incentive Plan.

4.
To ratify the appointment of the Company's independent auditors.

5.
To transact such other business as may properly come before the meeting and any adjournments thereof.

        Shareholders of record at the close of business on April 14, 2004 will be entitled to vote at the meeting or any adjournments thereof.

IF YOU PLAN TO ATTEND:

        Please be aware that seating may be limited. Registration and seating will begin at 9:00 a.m. Please bring valid picture identification, such as a driver's license or passport. You may be required to provide this upon entry to the meeting. Shareholders holding stock in brokerage accounts ("street name" holders) will also need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, cell phones, recording devices and other electronic devices will not be permitted at the meeting.

By Order of the Board of Directors,
Jeffrey J. Giguere Vice President, General Counsel & Clerk

April 29, 2004

SHAREHOLDERS ARE REQUESTED TO EITHER SIGN THE ENCLOSED PROXY CARD AND
RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL OR, WHERE
AVAILABLE, VOTE BY TELEPHONE OR OVER THE INTERNET

AMERICAN POWER CONVERSION CORPORATION
132 Fairgrounds Road
West Kingston, Rhode Island 02892

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 10, 2004

        Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of American Power Conversion Corporation, a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, June 10, 2004 at 10:00 a.m., local time, in The Regency Room at the Radisson Hotel Milford, located at 11 Beaver Street, Milford, Massachusetts (the "Meeting").

        Only shareholders of record as of the close of business on April 14, 2004 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, 200,181,261 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by delivering written notice to the Clerk of the Company at any time before it is exercised or by delivering a later executed proxy to the Clerk of the Company at any time before the original proxy is exercised.

        Each of the persons named as proxies in the proxy is a director and officer of the Company. All properly executed proxies returned in time to be cast at the Meeting will be voted. With respect to the election of a Board of Directors, any shareholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing the name of such individual or group of individuals in the space provided on the proxy. In addition to the election of directors, the shareholders will consider and vote upon proposals to: (i) fix the number of directors at eight; (ii) approve the Company's 2004 Long-Term Incentive Plan; and (iii) ratify the appointment of the Company's independent auditors. Where a choice has been specified on the enclosed proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the shareholders' specifications contained therein. In the absence of specifications, the shares represented by the enclosed proxy will be voted FOR fixing the number of directors at eight; FOR the eight nominees for director named in this proxy statement; FOR the Company's 2004 Long-Term Incentive Plan; FOR the ratification of the appointment of the Company's independent auditors; and according to the discretion of the proxies on any other matters to properly come before the Meeting.

        The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum at the Meeting. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, with respect to such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Meeting. All other matters being submitted to shareholders require the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-vote" shares are not so included.

        The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

        An Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 2003, is being distributed together with this proxy statement to all shareholders entitled to vote. This proxy statement and the accompanying proxy are intended to be distributed to shareholders on or about April 29, 2004.

MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

        Unless otherwise noted, the following table sets forth as of March 12, 2004, certain information regarding beneficial ownership of the Company's Common Stock (i) by each person who, to the knowledge of the Company, beneficially owned more than 5% of the outstanding shares of Common Stock of the Company outstanding at such date, (ii) by each director or nominee for director of the Company, (iii) by each executive officer named in the Summary Compensation Table in this proxy statement, and (iv) by all directors, nominees for director and executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock Outstanding(2)

Rodger B. Dowdell, Jr. 132 Fairgrounds Road West Kingston, RI 02892	13,847,131	(3)	6.8%
Neil E. Rasmussen	9,117,242	(4)	4.5%
Emanuel E. Landsman	1,871,950	(5)	*
James D. Gerson	641,476	(6)	*
Ervin F. Lyon	728,480	(7)	*
John G. Kassakian	12,189	(8)	*
John F. Keane, Sr.	9,689	(9)	*
Ellen B. Richstone	—		—
Edward W. Machala	637,684	(10)	*
Donald M. Muir	44,824	(11)	*
Edward D. Bednarcik	269,927	(12)	*
All directors and executive officers as a group (12 persons)	27,488,839	(13)	13.5%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	22,060,694	(14)	10.9%

*
Less than 1.0%

(1)
Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares listed.

(2)
The number of shares of Common Stock deemed outstanding on March 12, 2004 includes (i) 200,171,121 shares outstanding on such date and (ii) all options that are currently exercisable or will become exercisable within 60 days thereafter by the persons or group in question.

(3)
Includes 1,181,800 shares of Common Stock issuable to Mr. Dowdell pursuant to options which may be exercised within the next 60 days; and 761,307 shares of Common Stock held by Mr. Dowdell under the Company's 401(k) Plan.

(4)
Includes 441,000 shares of Common Stock issuable to Mr. Rasmussen pursuant to options which may be exercised within the next 60 days; and 609,998 shares of Common Stock held by Mr. Rasmussen under the Company's 401(k) Plan. Does not include 78,032 shares held by the Neil and Anna Rasmussen Foundation, a charitable trust. Mr. Rasmussen disclaims beneficial ownership of the shares held by such trust.

(5)
Includes 73,750 shares of Common Stock issuable to Dr. Landsman pursuant to options which may be exercised within the next 60 days; and 256,294 shares of Common Stock held by Dr. Landsman under the Company's 401(k) Plan.

(6)
Includes 82,500 shares of Common Stock issuable to Mr. Gerson pursuant to options which may be exercised within the next 60 days. Does not include 4,000 shares held by Mr. Gerson's wife for the benefit of his child. Mr. Gerson disclaims beneficial ownership of the shares held by his wife for the benefit of his child.

(7)
Includes 82,500 shares of Common Stock issuable to Dr. Lyon pursuant to options which may be exercised within the next 60 days. Does not include 76,984 shares held by a trust for the benefit of Dr. Lyon's daughter. Dr. Lyon disclaims beneficial ownership of the shares held by such trust.

(8)
Includes 9,689 shares of Common Stock issuable to Dr. Kassakian pursuant to options which may be exercised within the next 60 days.

(9)
Includes 9,689 shares of Common Stock issuable to Mr. Keane pursuant to options which may be exercised within the next 60 days.

(10)
Includes 542,146 shares of Common Stock issuable to Mr. Machala pursuant to options which may be exercised within the next 60 days; and 95,138 shares of Common Stock held by Mr. Machala under the Company's 401(k) Plan.

(11)
Includes 36,500 shares of Common Stock issuable to Mr. Muir pursuant to options which may be exercised within the next 60 days; and 6,622 shares of Common Stock held by Mr. Muir under the Company's 401(k) Plan.

(12)
Includes 258,564 shares of Common Stock issuable to Mr. Bednarcik pursuant to options which may be exercised within the next 60 days; 2,804 shares held by Mr. Bednarcik under the Company's 401(k) Plan; and 8,559 shares held by Mr. Bednarcik in the Company's Employee Stock Purchase Program.

(13)
Includes 2,987,875 shares issuable to the directors and executive officers of the Company pursuant to options which may be exercised within the next 60 days; 1,770,673 shares held by the executive officers of the Company under the Company's 401(k) Plan, and 8,559 shares held in the Company's Employee Stock Purchase Program. Also see footnotes (3) through (12).

(14)
Wellington Management Company, LLP ("Wellington") filed an amended Schedule 13G with the Securities and Exchange Commission on March 10, 2004. This Schedule 13G reported that Wellington, an investment advisor, had shared voting power over 15,558,294 shares and shared dispositive power over 22,060,694 shares.

ITEMS NOs. 1 & 2:    NUMBER AND ELECTION OF DIRECTORS

        At the Meeting, the shareholders will vote on fixing the number of directors at eight and electing the entire Board of Directors. The directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been chosen and qualified.

        Shares represented by all proxies received by the Board of Directors and not so marked as to oppose or abstain from voting on fixing the number of directors will be voted for fixing the number of directors for the ensuing year at eight.

        Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted (unless one or more nominees is unable or unwilling to serve) for the election of the nominees named in the table below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number. All of the nominees are currently directors of the Company and were elected at the Annual Meeting of Shareholders held in June 2003, with the exception of Ms. Richstone, who was elected by the Board of Directors in February 2004. The following table sets forth the year each nominee first became a director of the Company, each nominee's age, and the positions each nominee currently holds with the Company.

Nominee	Director Since	Age	Position(s) Held with Company

Rodger B. Dowdell, Jr.	1985	54	Chairman of the Board of Directors, President and Chief Executive Officer
Emanuel E. Landsman	1981	67	Director and Vice President
Neil E. Rasmussen	1981	49	Director, Senior Vice President and Chief Technical Officer
Ervin F. Lyon(1)(2)(3)	1981	68	Director
James D. Gerson(1)(2)(3)	1988	60	Director
John G. Kassakian(1)(3)	2001	61	Director
John F. Keane, Sr.(2)(3)	2001	72	Director
Ellen B. Richstone(2)	2004	52	Director

(1)
Member, Compensation and Stock Option Committee

(2)
Member, Audit Committee

(3)
Member, Corporate Governance and Nominating Committee

        The By-laws of the Company provide that each director is elected to hold office until the next annual meeting of shareholders, and until his successor is chosen and qualified. The officers of the Company are elected annually at the first meeting of the Board of Directors following the annual meeting of shareholders and hold office until their respective successors are chosen and qualified.

        Rodger B. Dowdell, Jr. has been President and a Director since August 1985 and Chairman of the Board of Directors since June 1988. From January to August 1985, Mr. Dowdell worked for the Company as a consultant, developing a marketing and production strategy for uninterruptible power supply products. From 1978 to December 1984, he was President of Independent Energy, Inc., a manufacturer of electronic temperature controls.

        Emanuel E. Landsman has been Vice President and a Director of the Company since its inception. Dr. Landsman was Clerk of the Company from inception until June 2001. From 1966 to 1981, Dr. Landsman worked at the Massachusetts Institute of Technology's ("MIT") Lincoln Laboratory, where he was in the Space Communications Group from 1966 to 1977 and the Energy Systems Engineering Group from 1977 to 1981.

        Neil E. Rasmussen has been a Director of the Company since its inception and Chief Technical Officer of the Company since May 1998. Mr. Rasmussen was Vice President of the Company from its inception until June 2001, at which time he became Senior Vice President. From 1979 to 1981, Mr. Rasmussen worked in the Energy Systems Engineering Group at MIT's Lincoln Laboratory.

        Ervin F. Lyon has been a Director of the Company since its inception. Mr. Lyon has been a private investor since March 1993. From September 1985 to March 1993, Dr. Lyon worked for MIT's Lincoln Laboratory, from which he retired in March 1993. From the inception of the Company through August 1985, Dr. Lyon was President of the Company and from inception of the Company through June 1988, Dr. Lyon was Chairman of the Board of Directors of the Company. From 1977 to 1981, Dr. Lyon was a member of the technical staff at MIT's Lincoln Laboratory.

        James D. Gerson has been a Director of the Company since August 1988. Mr. Gerson has been a private investor since April 2003 and previously was a Vice President of Fahnestock & Co. for more than five years. Mr. Gerson is also a member of the Board of Directors of Fuel Cell Energy, Inc.

        John G. Kassakian has been a Director of the Company since June 2001. Dr. Kassakian has been Professor of Electrical Engineering at MIT since 1973 and is Director of the MIT Laboratory for Electromagnetic and Electronic Systems. Dr. Kassakian is also a member of the Board of Directors of Ault, Inc.

        John F. Keane, Sr. has been a Director of the Company since June 2001. Mr. Keane is Chairman of Keane, Inc., a software application development, outsourcing and integration services firm, which he founded in 1965. Mr. Keane previously served as President and Chief Executive Officer of Keane, Inc. Mr. Keane is also a member of the Board of Directors of Firstwave Technologies, Inc.

        Ellen B. Richstone has been a Director of the Company since February 2004. Since December 2002, Ms. Richstone has been President and Chief Executive Officer of Entrepreneurial Resources Group, a professional services firm that provides corporate operational and financial solutions. From November 1998 until November 2002, Ms. Richstone was Senior Vice President, Finance and Administration, and Chief Financial Officer of Brooks Automation, a manufacturer of automation hardware and software for the semiconductor industry. Ms. Richstone has also served as chief financial officer at Augat, Inc., Rohr Aerospace, and Honeywell Bull.

        There are no family relationships between directors and executive officers of the Company, except that Mr. Dowdell is the uncle of Aaron L. Davis, Vice President, Marketing Communications.

THE BOARD OF DIRECTORS BELIEVES THAT FIXING THE NUMBER OF DIRECTORS AT EIGHT AND ELECTING ALL OF THE NOMINEES AS DIRECTORS IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THESE PROPOSALS.

CORPORATE GOVERNANCE

        The Company believes that good corporate governance and an environment of the highest ethical standards are essential for the Company to achieve business success and to create shareholder value. The Board of Directors is committed to high corporate governance standards and works tirelessly to continue to improve those standards. To this end, since the 2003 Annual Meeting of Shareholders, the Board of Directors has adopted a number of new or amended corporate governance documents. In particular, the Board of Directors has revised each of the charters of the three committees of the Board of Directors and has adopted Corporate Governance Guidelines ("Governance Guidelines"), a Code of Ethics and Business Conduct, a Policy Governing Director Nominations and a "Whistleblower" policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters.

        All of these documents are available, along with additional information regarding the governance of the Company, on the Company's web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section.

Governance Guidelines and Director Independence

        The Board of Directors has adopted a set of Corporate Governance Guidelines, and the Board's Corporate Governance and Nominating Committee is responsible for overseeing the Governance Guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The Guidelines are posted on APC's web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section.

        The Company's Governance Guidelines require the Board of Directors to nominate candidates for the Board so that, if elected, a majority of directors will be "independent directors" and, if sufficient directors are elected, the Board will only appoint "independent directors" to serve on the committees of the Board. For purposes of the Governance Guidelines, "independent director" means a director who (i) is not or has not within the prior five years been an employee of the Company or of any of its subsidiaries, (ii) has not, nor has a Family Member (as defined below), accepted from the Company or any of its subsidiaries more than $60,000 during the current or previous three fiscal years, other than the following: compensation for board or board committee service; payments arising solely from investments in the Company's securities; compensation paid to a Family Member who is a non-executive employee of the Company or any of its subsidiaries; benefits under a tax-qualified retirement plan, or non-discretionary compensation; or loans permitted under Section 13(k) of the Securities Exchange Act of 1934, (iii) is not a Family Member of an individual who is or was at any time during the past three years, employed by the Company or by any subsidiary as an executive officer, (iv) is not, nor has a Family Member that is, a partner, controlling shareholder or executive officer of any business organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following (x) payments arising solely from investments in the Company's securities or (y) payments under non-discretionary charitable contribution matching programs, (v) is not, nor has a Family Member who has been, employed as an executive officer of another entity where at any time during the past three years any of the Company's executive officers serve on the compensation committee of such other entity or (vi) is not, nor has a Family Member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at time during the past three years. For purposes of the Governance Guidelines, "Family Member" shall mean a person's spouse, parents, children and siblings, whether by blood, marriage, or adoption, or anyone residing in such person's home.

        The definition of "independent director" contained in the Governance Guidelines is more stringent than the definition of "independent director" contained in the listing requirements of The Nasdaq Stock Market® (the "Nasdaq Rules") in that the time horizon for the disqualifying independence event related to employment by the Company in the Governance Guidelines is five years while the Nasdaq Rules require only three years.

        Each of the Directors of the Company, with the exception of Messrs. Dowdell, Landsman and Rasmussen who are current employees of the Company, are independent directors under the Nasdaq Rules. As required by the Nasdaq Rules, the Board of Directors has made a determination as to each such independent director that no relationship exists which, in the opinion of the board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Meetings of the Board of Directors and Committees

        Board of Directors.    The Board of Directors of the Company met five times and took action by unanimous written consent two times during the fiscal year ended December 31, 2003. The Board of Directors of the Company consists of eight Directors. One new Director, Ms. Richstone, joined the Board of Directors since the 2003 Annual Meeting of Shareholders. The Board of Directors meets throughout the year on a regular schedule and also holds special meetings and acts by written consent from time to time as appropriate. The Board of Directors currently has, and appoints the members of, three standing committees: Audit; Compensation and Stock Option; and Corporate Governance and Nominating.

        Audit Committee.    The Company's Audit Committee met six times and took action by unanimous written consent two times during the fiscal year ended December 31, 2003. The Audit Committee is comprised of Mr. Gerson, its Chair, Mr. Keane, Dr. Lyon and Ms. Richstone. The Audit Committee oversees the accounting, tax and financial functions of the Company, and the audits of the financial statements of the Company. The Audit Committee assists the Board of Directors in fulfilling its responsibilities by reviewing with the Company's independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform and the independent auditor's report on the Company's consolidated financial statements following completion of their audit. The Audit Committee also (i) oversees the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Company, (ii) serves as the Qualified Legal Compliance Committee of the Company in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder, (iii) recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (iv) engages advisors as necessary, (vi) monitors the performance of the Company's internal auditing function, and (vii) determines the funding from the Company that is necessary or appropriate to carry out the Audit Committee's duties.

        The Audit Committee operates under a written charter which was amended to comply with the rules recently adopted by the SEC and The Nasdaq Stock Market and subsequently adopted by the Board. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix I. The charter may also be obtained on the Company's web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section. Each of the members of the Audit Committee is an "independent director" as defined in the Governance Guidelines and the Nasdaq Rules. The Audit Committee includes at least one member who has been determined by the Board of Directors to meet the qualifications of an "audit committee financial expert" in accordance with SEC rules. Ellen B. Richstone is the independent director who has been determined to be an audit committee financial expert. Shareholders should understand that this designation is a disclosure requirement of the SEC related to Ms. Richstone's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Ms. Richstone any duties, obligations or liabilities that are greater than are generally imposed on her as a member of the Audit Committee and Board of Directors, and her designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or Board of Directors.

        Compensation and Stock Option Committee.    The Company's Compensation and Stock Option Committee met six times during the fiscal year ended December 31, 2003. The Compensation and Stock Option Committee is comprised of Dr. Kassakian, its Chair, Dr. Lyon and Mr. Gerson. The Compensation and Stock Option Committee makes recommendations to the Board of Directors regarding compensation and benefits for employees and directors of the Company, determines the compensation of executive officers and is responsible for the administration of the Company's 1987 Stock Option Plan, 1993 Non-Employee Director Stock Option Plan, Amended and Restated 1997 Stock Option Plan ("1997 Stock Option Plan"), 1997 Non-Employee Director Stock Option Plan and 1997 Employee Stock Purchase Plan.

        The Compensation and Stock Option Committee operates under a written charter which is posted on the Company's web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section. Each of the members of the Committee is an "independent director" as defined in the Governance Guidelines and the Nasdaq Rules.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee met eight times during the fiscal year ended December 31, 2003. The Committee is comprised of Mr. Keane, its Chair, Mr. Gerson, Dr. Kassakian and Dr. Lyon. The Corporate Governance and Nominating Committee is responsible for (i) reviewing and making recommendations to the Board of Directors regarding the composition and structure of the Board of Directors, (ii) establishing criteria for membership on the Board of Directors and evaluating corporate policies relating to the recruitment of members of the Board of Directors; and (iii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure the Board of Directors' compliance with its fiduciary duties to the Company and its shareholders. The Corporate Governance and Nominating Committee will consider nominations for directors from shareholders delivered pursuant to the Policy Governing Director Nominations which is discussed in more detail below in the section entitled Selection of Director Nominees.

        The Corporate Governance and Nominating Committee operates under a written charter which is posted on the Company's web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section. Each of the members of the Committee is an "independent director" as defined in the Governance Guidelines and the Nasdaq Rules.

Meetings of Independent Directors

        The Governance Guidelines, which were adopted by the Board of Directors in February 2004, require that the independent directors meet regularly without members of management present.

Director Attendance at Board and Committee Meetings

        During the fiscal year ended December 31, 2003, each director attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which such director served.

Attendance at Annual Meeting of Shareholders

        The Board of Directors has adopted a policy strongly encouraging each Director to make every reasonable effort to attend Annual Meetings of Shareholders. All of the then serving directors attended the 2003 and 2002 Annual Meetings of Shareholders.

Code of Ethics

        The Company has adopted a Code of Ethics and Business Conduct (the "Code") that applies to all employees, officers and directors (including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions), and has posted the Code on its web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section. The Code meets the requirements of regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company requires all employees to adhere to the Code in addressing the legal and ethical issues encountered in conducting their work. The Code requires that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. In support of the Code, the Company has provided its employees with multiple avenues for the reporting of violations of the Code and other similar concerns, including an anonymous telephone- and Web-based hotline. The Company intends to disclose future amendments to the Code, and waivers granted to our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, by posting such information on its web site at www.apc.com and as required by the SEC, Nasdaq or any governmental or regulatory body exercising authority over the Company.

Shareholder Communications with the Board of Directors

        The Corporate Governance and Nominating Committee has established a procedure for shareholders to communicate with the Board of Directors. Communications should be in writing, addressed to American Power Conversion Corporation, 132 Fairgrounds Road, West Kingston, Rhode Island 02892, and marked to the attention of (i) the Chairman of the Board of Directors if the communication is intended for the Board of Directors as a whole, or (ii) the individual director, c/o General Counsel, if the communication is intended for an individual director. Copies of all communications so addressed will be forwarded to the appropriate directors for their review. For more information regarding shareholder-Board communications please see the Governance Guidelines posted on APC's web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section.

Selection of Director Nominees

        The Corporate Governance and Nominating Committee will consider candidates for membership on the Board of directors who are recommended by shareholders. Shareholders may recommend any person for consideration as a nominee for director by mailing a written recommendation to American Power Conversion Corporation, 132 Fairgrounds Road, West Kingston, Rhode Island 02892, Attn: Corporate Governance and Nominating Committee c/o General Counsel. Recommendations must include the name of the shareholder making the recommendation, the name of the candidate and a written statement from the shareholder making the recommendation stating why the candidate would be able to fulfill the duties of a director and any other information that is required to be disclosed under applicable rules and regulations of the SEC. Recommendations must be received no later than the 120th calendar day before the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting. The Company's Policy Governing Director Nominations is posted on the Company's web site at www.apc.com under the "Corporate Governance" link contained in the "Investors" section.

        The Board of Directors believes that its directors should have the highest personal integrity and ideally reflect a mix of experience and other qualifications. In order to identify candidates for director nomination, the Corporate Governance and Nominating Committee may consult management, search firms and other advisors and may use such other methods as it deems appropriate. Once a candidate has been identified, the Committee will evaluate the candidate against a number of qualifications set forth in the Policy Governing Director Nominations, including independence, expertise, judgment, leadership ability, integrity and character, expertise in the industry, diversity of viewpoint, background or experiences, and, for incumbent directors, past performance. The Committee may then recommend a candidate for the Board's selection as a director nominee. The committee will not evaluate candidates nominated by shareholders differently than candidates nominated by others.

Compensation of Directors

        As compensation for serving on the Board of Directors, each non-employee director receives cash compensation of (i) $20,000 per year, (ii) $1,500 for attendance at a meeting of the Board of Directors, and (iii) $1,500 for attendance at a meeting of a Committee of the Board of Directors held on a day on which no meeting of the Board of Directors is held. Non-employee directors are also reimbursed for reasonable expenses incurred in connection with attending meetings.

        On February 12, 1997, the Board of Directors of the Company adopted the 1997 Non-Employee Director Stock Option Plan (the "1997 Director Plan"), subject to approval by the Company's shareholders, which approval was granted on April 21, 1997. The 1997 Director Plan authorizes the grant on April 21, 1997 and, subject to availability of shares under the 1997 Director Plan, each February 12th thereafter, of an option to purchase 20,000 shares of Common Stock to each member of the Company's Board of Directors who is neither an employee nor officer of the Company. Accordingly, in 2003 options were granted on February 12, 2003 to each of Messrs. Gerson and Keane and Drs. Lyon and Kassakian. Such options have an exercise price of $15.00 per share, the fair market value on the date of grant. Since adequate shares were not available for grant under the 1997 Director Plan, no options were granted to non-employee directors in February 2004. Future awards may be available to non-employee directors under the 2004 Long-Term Incentive Plan, as proposed and described below.

EXECUTIVE COMPENSATION

        The following table sets forth the annual and long-term compensation paid for services in all capacities to the Company for the fiscal years ended December 31, 2003, 2002 and 2001, of those persons who were at December 31, 2003 (i) the chief executive officer and (ii) the four other most highly compensated executive officers of the Company (collectively, the "Named Officers").

Summary Compensation Table

	Annual Compensation			Long-Term Compensation(1)
Name and Principal Position	Year	Salary	Bonus(2)	Securities Underlying Options(#)	All Other Compensation(3)

Rodger B. Dowdell, Jr. Chairman of the Board of Directors, President & Chief Executive Officer	2003 2002 2001	$687,750 650,384 535,000	$349,907 318,038 —	— — —	$9,370 12,753 12,053
Neil E. Rasmussen Senior Vice President, Chief Technical Officer & Director	2003 2002 2001	285,276 313,076 282,635	145,776 153,094 —	— — —	589 3,360 3,510
Edward W. Machala Senior Vice President, Operations & Chief Operations Officer	2003 2002 2001	425,596 401,730 320,000	217,480 196,446 —	— 152,000 —	308 3,499 3,649
Donald M. Muir Senior Vice President, Finance & Administration, & Chief Financial Officer	2003 2002 2001	300,000 298,423 259,000	153,300 145,928 —	— 112,000 —	9,000 11,146 10,446
Edward D. Bednarcik Vice President, Global Sales	2003 2002 2001	267,600 246,781 220,000	136,744 120,676 —	— 94,000 —	9,000 8,500 7,650

(1)
Represents the number of stock options granted during the fiscal years ended December 31, 2003, 2002 or 2001. The Company did not grant any restricted stock awards or stock appreciation rights ("SARs") or make any long-term incentive plan payouts during the fiscal years ended December 31, 2003, 2002 or 2001.

(2)
Includes bonus payments earned by the Named Officers in the years indicated, for services rendered in such years, which were paid in subsequent years.

(3)
Includes premiums on disability insurance policies for the Named Officers and/or contributions by the Company to the Named Officer's account pursuant to the Company's 401(k) Plan.

Option Grants in the Last Fiscal Year

        The Company did not grant any stock options or stock appreciation rights to the Named Officers during the fiscal year ended December 31, 2003.

Option Exercises and Fiscal Year-End Values

        The following table sets forth information for the Named Officers with respect to options to purchase the Company's Common Stock granted under the 1987 Stock Option Plan and the 1997 Stock Option Plan including (i) the number of shares purchased upon exercise of options in 2003, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at December 31, 2003 and (iv) the value of such unexercised options at December 31, 2003:

			Number of Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable

Rodger B. Dowdell, Jr.	—	—	1,108,300	147,000	$12,726,779	$1,727,250
Neil E. Rasmussen	—	—	416,000	50,000	4,748,058	587,500
Edward W. Machala	—	—	491,896	176,500	5,596,260	2,273,375
Donald M. Muir	296,042	$1,616,417	—	129,000	—	1,662,750
Edward D. Bednarcik	26,468	238,020	241,032	103,000	2,631,189	1,333,625

(1)
Value is based on the difference between the option exercise price and $24.50, the closing price as quoted on The Nasdaq Stock Market on the last trading day of the fiscal year, multiplied by the number of shares underlying the option.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Company's existing equity compensation plans as of December 31, 2003.

	A		B	C
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column(A))

Equity compensation plans approved by security holders(1)	16,182,432	(2)	$14.64	12,911,148	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	16,182,432		$14.64	12,911,148

(1)
Consists of the Company's 1987 Stock Option Plan, 1993 Non-Employee Director Stock Option Plan, 1997 Stock Option Plan and 1997 Non-Employee Director Stock Option Plan.

(2)
Excludes purchase rights accruing under the Company's 1997 Employee Stock Purchase Plan ("ESPP"), which has a shareholder-approved reserve of 2,000,000 shares. Under the ESPP, each eligible employee may purchase up to 3,000 shares of Common Stock at semi-annual intervals on the first business day of each May and November at a purchase price per share equal to 85% of the lower of the closing selling price per share on either (i) the first business day of the preceding six-month period or (ii) the last business day of the preceding six-month period.

(3)
Includes 1,175,184 shares available for issuance under the ESPP.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

        The Company's executive officer compensation policy is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee is comprised of three of the Company's independent, non-employee directors. Pursuant to the authority delegated by the Board of Directors, the Compensation Committee establishes the compensation of senior management.

General Compensation Philosophy

        In 2003, the Company's executive compensation philosophy was based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and effective leaders. The Company's philosophy is to provide a total compensation opportunity that matches competitive standards for commensurate performance. The compensation policy includes various components of compensation that are intended to align management behaviors and priorities directly with the Company's strategic objectives and to encourage management to act in the best long-term interest of the Company and its shareholders. The Compensation Committee's executive compensation policy is designed to achieve the following objectives: (i) enhance profitability of the Company and shareholder value, (ii) align compensation with the Company's annual and long-term performance goals, (iii) reward above-average long-term corporate performance, (iv) structure executive performance measures to emphasize team achievement, (v) reinforce individual growth in leadership capabilities and contribution over an individual's career, and (vi) encourage long-term retention.

Executive Officer Compensation Policy

        The Company's executive officer compensation policy generally consists of three elements: base salary, annual cash bonus and long-term incentive compensation in the form of stock options.

Cash Compensation

        Annual cash compensation consists of two elements: base salary and annual cash bonus. Each executive officer is offered a base salary that is commensurate for the role that he or she is performing. In setting the annual cash compensation for Company executive officers (other than the Chief Executive Officer), the Compensation Committee reviews compensation for comparable positions in a group of companies selected by the Compensation Committee for comparison purposes. Most of these companies are engaged in the manufacture and sale of computer hardware, peripherals and components, and are industry peers, competitors, and those successful organizations that the Company wishes to emulate. The Company also compares its compensation practices with other leading companies through reviews of benchmark surveys and proxy data.

        Increases in base salary are based on a periodic review and evaluation of the performance of the operation or function for which the executive has responsibility. The executive is also reviewed according to his or her competence as an effective leader in the Company, which includes an evaluation of the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside of the Company. As a result of such review and evaluation, the base salary of certain executive officers was increased in 2003.

        The ratio of bonus ("variable" pay) to base salary ("fixed" pay) varies significantly across the levels in the organization and reflects the ability of the individual to impact the performance of the Company and to absorb the risk of variable pay. At the executive officer level, the annual cash bonus is dependent principally on corporate performance.

        The purpose of the cash bonus is to promote world-class performance and to recognize and reward the contribution of all executives in achieving or exceeding the Company's established goals and objectives. The 2003 cash bonus provided for an annual payment based on the weighted average of (i) customer satisfaction, (ii) the Company's actual annual revenues as a percentage of target annual revenues, and (iii) the Company's actual net income as a percentage of target net income. Following review of the final 2003 results, bonuses were paid to the executive officers of the Company at the rate of approximately 51% of base salary.

        The Chief Executive Officer's employment agreement provides that his cash compensation shall be in accordance with standards for chief executive officers of similar size electronics companies. After determining appropriate salary and bonus, then reviewing it against data from peer comparison companies the Compensation Committee believes the Chief Executive Officer's cash compensation is commensurate with his individual and organizational performance.

Long-term Incentive Compensation

        Incentive compensation in the form of stock options is designed to provide long-term incentives to executive officers (including the Chief Executive Officer) and other employees, to encourage the executive officers and other employees to remain with the Company and to enable optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The Company's 1997 Stock Option Plan, administered by the Compensation Committee, is the vehicle for the granting of stock options.

        The 1997 Stock Option Plan permits the Compensation Committee to grant stock options to eligible employees, including executive officers. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time. During 2003, the Compensation Committee did not grant any options to the executive officers of the Company as the Committee was examining alternative long-term incentive compensation programs. The result of the Committee's efforts is the 2004 Long-Term Incentive Plan, which is being presented to shareholders for approval in this Proxy Statement.

Tax Considerations

        In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Company's present intention, so long as it is consistent with its overall objective, to structure executive compensation to minimize the application of the deduction limitations of Section 162(m) of the Code.

        This report has been submitted by the members of the Compensation Committee.

John G. Kassakian, Chair
James D. Gerson
Ervin F. Lyon

Compensation Committee Interlocks and Insider Participation

        Mr. Gerson, Dr. Lyon and Dr. Kassakian served as the members of the Compensation and Stock Option Committee during 2003. Prior to 1986, Dr. Lyon was an executive officer of the Company. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company. Nor did any executive officer of the Company serve as a director of another entity, one of whose executive officers serve on the Compensation and Stock Option Committee of the Company.

Certain Relationships and Related Transactions

        Since January 1, 2003, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of the common stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

EMPLOYMENT CONTRACT AND CHANGE-IN-CONTROL AGREEMENTS

        The Company has entered into an employment agreement with its Chief Executive Officer. The agreement is automatically renewed annually unless either party notifies the other 60 days prior to the renewal date. Pursuant to the agreement, the Company pays the Chief Executive Officer an annual salary and a bonus which are based on the salaries and bonuses paid to chief executive officers of electronics companies having approximately the same revenues as the Company. The Chief Executive Officer is obligated under the agreement not to compete with the Company while he is employed by the Company and for a period of one year thereafter. The Company does not have employment agreements with any other executive officers.

        The Company has also entered into separate Change-In-Control Severance Agreements with Rodger B. Dowdell, Jr., Neil E. Rasmussen, Edward W. Machala, Donald M. Muir and Edward D. Bednarcik which are designed to provide an incentive to each executive to remain with the Company leading up to and following a Change in Control. For purposes of the agreements, "Change in Control" means (i) the members of the Board of Directors of the Company at the beginning of any consecutive 24-calendar month period ("Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board, provided that any director whose election, or nomination for election, was approved by at least a majority of the members of the Board then still in office who were members of the Board at the beginning of the 24-calendar month period shall be deemed to be an Incumbent Director; (ii) any consolidation or merger whereby the shareholders of the Company immediately prior to the consolidation or merger do not, immediately after the consolidation or merger, beneficially own shares representing 50% or more of the combined voting power of the securities of the corporation (or its ultimate parent corporation) issuing cash or securities in the consolidation or merger; (iii) any sale or other transfer of all or substantially all of the assets of the Company to another entity, other than an entity of which at least 50% of the combined voting power is owned by shareholders in substantially the same proportion as their ownership of the Company prior to the transaction, or (iv) any approval by the shareholders of the Company of a plan for liquidation or dissolution of the Company. Upon a Change in Control, all of the executive's unvested stock options automatically vest and become immediately exercisable. In the event of a subsequent termination of the executive's employment for any reason, all of the executive's stock options become exercisable for the lesser of (i) the remaining applicable term of the particular stock option or (ii) three years from the date of termination. The provisions regarding acceleration of vesting upon a Change of Control and extension of the period of exercisability are subject to certain limitations applicable to "incentive stock options" contained in Section 422 of the Internal Revenue Code. If within two years following a Change in Control the executive's employment is terminated (i) by the Company other than for specified cause, death or disability, or (ii) by the executive for specified good reason, the executive shall be entitled to the following: (a) a multiple (the "Multiple") of the executive's annual base salary and the executive's bonus for the preceding year; (b) continued health, life and disability benefits for a period of years equal to the Multiple; (c) outplacement services for up to one year following termination; (d) up to $5,000 of financial planning services; and (e) accrued vacation pay. The Multiple for Messrs. Dowdell and Rasmussen is three and for Messrs. Machala, Muir and Bednarcik is two. If all or any portion of the benefits and payments provided to the executive would constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code resulting in the imposition on the executive of an excise tax, the payments and benefits will be "grossed-up" so as to place the executive in the same after-tax position as if no excise tax had been imposed.

ITEM NO. 3:    APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN

        The Board of Directors is requesting that shareholders vote in favor of adopting the proposed 2004 Long-Term Incentive Plan (the "2004 Plan"), which was approved by the Board of Directors on April 8, 2004. If adopted, the 2004 Plan would replace the Company's 1997 Stock Option Plan (the "1997 Plan") and become the sole plan available for providing equity-based incentive compensation to eligible employees, non-employee directors and others.

        Approval of the 2004 Plan is intended to enable the Company to achieve the following objectives:

  •
  The elimination of the Company's 1997 Plan.  Upon approval of the 2004 Plan, no further grants will be made from the 1997 Plan. As further explained below, the 2004 Plan will enable the Company to utilize shares previously not distributed under the Company's 1997 Plan to advance the Company's interests, without the need to approve or reserve additional shares, thereby having no additional dilutive effect on shareholders.

  •
  The ability to utilize various equity vehicles, including stock options, restricted stock or restricted stock units, performance restricted stock or performance restricted stock units, as deemed appropriate by the Compensation Committee (as hereinafter defined) and management to maintain the Company's competitive ability to attract, retain and motivate employees at all levels.  Although the Company has historically utilized stock options as its sole form of equity compensation, adoption of the 2004 Plan will provide the Company with the flexibility to use other forms of equity compensation as necessary for the attraction, retention and motivation of employees.

  •
  The furtherance of compensation and governance best practices.  The 2004 Plan prohibits stock option repricing without shareholder approval and contains no evergreen features (evergreen features provide for automatic replenishment of authorized shares available under the plan).

        The affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy is required to approve the 2004 Plan. Approval by shareholders of the 2004 Plan is required before participants may receive any awards under the 2004 Plan. If the 2004 Plan is approved by the Company's shareholders at the Annual Meeting, no additional shares will be issued under the 1997 Plan. The number of shares of Common Stock that will be available for issuance under the 2004 Plan will be equal to (i) the number of shares that remain available for issuance under the 1997 Plan as of June 10, 2004, the date of the 2004 Annual Meeting of Shareholders (the "Effective Date") (11,734,552 shares as of April 14, 2004), plus (ii) any of the shares of Common Stock underlying outstanding awards under the 1997 Plan that, after the Effective Date, expire or terminate without being exercised, provided that no more than an aggregate of 15,000,000 shares of Common Stock may be issued under the 2004 Plan. No more than 50% of the authorized shares may be issued pursuant to awards of restricted stock or restricted stock units granted under the 2004 Plan. No more than 1,000,000 shares of Common Stock (as adjusted for stock splits, stock dividends or any recapitalizations of the Company) may be allocated to any awards granted under the 2004 Plan to any individual participant during any 12 month period.

        The Company believes that equity is a key element of the Company's compensation package because equity awards encourage employee loyalty and align employee interests directly with those of the Company's shareholders. The 2004 Plan, in particular, will allow the Company to provide employees, officers, directors of, and consultants, contractors and advisors to, the Company and its subsidiaries with equity incentives that are competitive with those of companies with which the Company competes for talent. Restricted stock, restricted stock units, performance restricted stock and performance restricted stock units, commonly granted in place of incentive stock options, which were not available for issuance under the 1997 Plan, will be available for grant under the 2004 Plan.

        As of December 31, 2003, the Company and its subsidiaries had approximately 6,365 employees worldwide, all of whom will be eligible to be considered for awards under the 2004 Plan. As of such date, an aggregate of 16,182,432 shares of Common Stock were issuable pursuant to outstanding awards that have been granted under the 1997 Plan and the Company's other stock option plans. See "Equity Compensation Plan Information."

        The closing price of a share of Common Stock on the Nasdaq National Market ("Nasdaq") on April 14, 2004 was $24.32. The proceeds received by the Company upon exercise of stock option awards by participants in the 2004 Plan will be used for the Company's general corporate purposes.

        The following is a summary of the material terms and conditions of the 2004 Plan. The full text of the 2004 Plan is attached as Appendix II to this Proxy Statement.

Summary of the 2004 Plan

        Administration.    The Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee") administers the 2004 Plan, which includes approving:

  •
  The individuals to receive awards;

  •
  The types of awards to be granted;

  •
  The terms and conditions of the awards, including the number of shares and exercise price of the awards; and

  •
  The time when the awards become exercisable, will vest or the restrictions to which an award is subject will lapse.

        The Compensation Committee has full authority to interpret the terms of the 2004 Plan and awards granted under the 2004 Plan, to adopt, amend and rescind rules and guidelines for the administration of the 2004 Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the 2004 Plan. The Compensation Committee or the Board of Directors may, in its discretion, determine to accelerate the vesting or lapse one or more restrictions with respect to an award.

        Authorized Shares.    The number of shares of Common Stock that may be delivered in satisfaction of Awards granted under the 2004 Plan (the "Authorized Shares") shall be equal to (i) the number of shares of Common Stock that remain available for grant under the 1997 Plan as of the Effective Date, plus (ii) any shares of Common Stock underlying outstanding awards under the 1997 Plan that after the Effective Date expire or terminate without being exercised or that would otherwise again become available for issuance under the 1997 Plan, provided that in no event shall the number of Authorized Shares exceed an aggregate of 15,000,000. The number of shares delivered upon exercise of an award will be determined net of any shares actually or constructively transferred by the participant to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

        Eligibility.    All employees, non-employee directors and consultants, contractors or advisors to the Company or any of its subsidiaries, who, in the opinion of the Compensation Committee, are in the position to make a significant contribution to the success of the Company, are eligible to participate in the 2004 Plan.

        Types of Awards.    Awards under the 2004 Plan may be in the form of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, performance restricted stock, performance restricted stock units, and any other equity-based interests as the Compensation Committee shall determine, or any combination thereof.

  •
  Stock Options.  Stock options represent the right to purchase shares of Common Stock within a specified period of time at a specified price. The exercise price for an incentive stock option will be not less than 100% (110% for an incentive stock option granted to a 10% or more shareholder) of the fair market value of Common Stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Code (as hereinafter defined) and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more shareholder) after the date of grant. No stock options can be granted under the 2004 Plan after ten (10) years from the Effective Date, but options granted before that date may be exercised thereafter.

  •
  Restricted Stock, Restricted Stock Units, Performance Restricted Stock and Performance Restricted Stock Units.  Restricted stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted stock units represent the right to receive shares of Common Stock in the future, with the right to future delivery of the shares subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Performance Restricted Stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified performance goals. Performance Restricted Stock Units represent the right to receive Common Stock in the future, with the right to future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified performance goals. Subject to any restrictions applicable to the award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to receive dividends and to vote the shares.

        Eligibility Under Section 162(m).    In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation, however, does not apply to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The regulations under Section 162(m) of the Code contain a "safe harbor" that treats stock options granted at fair market value as qualified performance-based compensation (assuming certain other requirements are satisfied). Awards under the 2004 Plan may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards (other than stock options granted at fair market value) are intended to qualify as performance-based compensation under Section 162(m) of the Code ("Performance Awards"), the restrictions to which such awards are subject will lapse upon the satisfaction of one or more objective performance goals determined by the Compensation Committee, based upon one or more objective performance criteria as set forth in Section 1.12 of the 2004 Plan. Upon the attainment of a performance goal established pursuant to a Performance Award, the recipient of such Performance Award may not be required to pay any amount to receive the shares of Common Stock issuable pursuant to such Performance Award.

        Transferability.    Under the 2004 Plan, awards are generally non-transferable other than by will or by the laws of descent and distribution.

        Termination of Service Relationship.    Under the 2004 Plan, awards cease vesting automatically upon the termination of the participant's service relationship with the Company. However, if a participant's service relationship is terminated by reason of death or Disability (as defined in the 2004 Plan), all stock options held by the participant that are vested as of the Date of Termination (as defined in the 2004 Plan) may be exercised by the participant, or in the case of death, by the participant's executor or administrator or the person or persons to whom the options are transferred by will or the applicable laws of descent and distribution, until the earlier of (a) the specified expiration date of the option, or (b) one hundred eighty (180) days after the Date of Termination. "Disability" means the disability of the participant within the meaning of Section 22(e)(3) of the Code. If a participant's Service Relationship terminates for any reason other than death or Disability, all Options that are vested as of the Date of Termination may be exercised by the Participant until the earlier of (a) the specified expiration date of the Option, or (b) ninety (90) days after the Termination Date. The Compensation Committee shall also determine all matters relating to whether a Service Relationship is continuous, including, for example and without limitation, in the event the Service Relationship changes from an employment relationship to a consulting or advisory relationship. Notwithstanding the foregoing, in no event shall (i) any award be exercised beyond the date on which such award would otherwise expire pursuant to the terms thereof or (ii) any incentive stock option be exercised after the expiration of ten years (five years in the case of an incentive stock option granted to a 10% or more shareholder) from the date the incentive stock option was granted. Shares of Common Stock which are not delivered because of termination of awards may be reused for other awards.

        Amendments.    The Compensation Committee or the Board of Directors may at any time discontinue granting awards under the 2004 Plan. The Compensation Committee or the Board of Directors may amend the 2004 Plan, except that no amendment may materially impair the rights of any participant without his or her consent. In addition, no amendment will, without the approval of the shareholders of the Company, increase the number of shares available for issuance under the 2004 Plan, and no amendment may be implemented in violation of the rules adopted by Nasdaq.

        Change in Corporate Structure or Capitalization; Change in Control.    In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the number and kind of shares of stock or securities of the Company then subject to the 2004 Plan and the awards then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted by the Compensation Committee, whose determination will be binding on all persons. In the event of an Acquisition (as defined in the 2004 Plan), the Committee or the Board of Directors, or the board of directors of the surviving or acquiring entity (for purposes of this section, the "Board"), shall make appropriate provision for the continuation of awards by the surviving or acquiring entity by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. With respect to outstanding options, the Board may provide that options then outstanding must be exercised within a specified number of days of the date of such notice, at the end of which period such options shall terminate, or provide that options then outstanding shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such options over the exercise price thereof; provided, however, that before terminating any portion of an option that is not vested or exercisable (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated.

        Term.    The 2004 Plan, unless sooner terminated by the Board of Directors, will remain in effect until ten (10) years from the Effective Date.

Federal Income Tax Consequences

        Incentive Stock Options.    These general rules are applicable under current federal income tax law to incentive stock options ("ISOs") granted under the 2004 Plan.

        In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Company upon either grant or exercise of an ISO. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on a disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee.

        If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

        In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, the Company generally should be entitled to a corresponding deduction for federal income tax purposes. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain to the optionee.

        Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

        An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises an ISO in such fashion, special rules will apply.

        In addition to the tax consequences described above, the exercise of an ISO may result in tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the fair market value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years. Special rules apply if the stock acquired upon exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

        Non-Qualified Options.    These general rules are applicable under current federal income tax law to options that do not qualify as ISOs ("Non-Qualified Options") granted under the 2004 Plan:

        The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Company is not allowed a federal income tax deduction by reason of such grant. The optionee generally will recognize ordinary income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

        When the optionee sells the shares acquired pursuant to a Non-Qualified Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss. The Company generally will be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes compensation income.

        An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply. Special rules apply if the stock acquired upon exercise of a Non-Qualified Option is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

        Awards and Purchases.    The following general rules are applicable under current federal income tax law to awards of restricted stock, restricted stock units, performance restricted stock and performance restricted stock units ("Awards") or the granting of opportunities to make direct stock purchases through incentive stock options and non-qualified stock options ("Purchases") under the 2004 Plan:

        Persons receiving Common Stock pursuant to an Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by the amount, if any, paid for such Common Stock.

        The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller's tax basis in the Common Stock (generally, the amount, if any, that the seller paid for such stock plus the amount taxed to the seller as compensation income). Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

        Persons receiving Common Stock that is subject to vesting pursuant to an Award or Purchase may elect to recognize ordinary income equal to the fair market value of the shares received, reduced by the amount, if any, paid for such Common Stock.

        The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller's tax basis in the Common Stock (generally, the if any, that the seller paid for such stock plus the amount taxed to the seller as compensation income).

        If a person receiving Common Stock that is subject to vesting pursuant to an Award or Purchase does not make an election to recognize ordinary income equal to the fair market value of the shares received, reduced by the amount paid for such Common Stock, such person generally does not realize any taxable income until such Common Stock vests. At the time of vesting, such person will recognize ordinary income equal to the fair market value of the shares received, reduced by the amount, if any, paid for such Common Stock. The Company is generally entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income.

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

ITEM NO. 4:    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed KPMG LLP ("KPMG") to serve as independent auditors for the fiscal year ending December 31, 2004 and presents this selection to the shareholders for ratification. A representative of KPMG is expected to be at the Meeting and will be given the opportunity to make a statement if so desired and will be available to respond to appropriate questions from the shareholders.

        The Board of Directors has put this proposal before the shareholders because the Board believes that seeking shareholder ratification of the selection of the independent auditor is good corporate practice. If the appointment of KPMG is not ratified, the Audit Committee will first review the basis for the shareholder vote and the Company's relationship with KPMG and will then take such action as it deems necessary.

THE BOARD OF DIRECTORS BELIEVES THAT RATIFICATION OF THE SELECTION OF KPMG AS THE INDEPENDENT AUDITORS OF THE COMPANY IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

Audit Fees

        The following table presents the fees for professional audit services rendered by KPMG for the fiscal years ended December 31, 2003 and 2002.

	2003	2002
Audit Fees	$1,759,449	$1,456,160
Audit-Related Fees	56,000	30,000
Tax Fees	14,265	13,843
All Other Fees	6,398	206,907

Total	$1,836,112	$1,706,910

        In the above table, "audit fees" include fees for professional services for the audit of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements; "audit-related fees" include fees for the audit of employee benefit plans and for regulatory matters; "tax fees" include fees for international tax assistance; and "all other fees" include fees principally for a benchmarking study and for foreign pension fund valuation and assistance services in 2002.

Pre-Approval of Independent Auditor Services

        The Audit Committee has adopted a policy requiring pre-approval of all audit and permissible non-audit services to be provided by the Company's independent auditor. These services may include audit services, audit-related services, tax services and other services which are not otherwise prohibited by SEC rules or regulations. The Chair of the Audit Committee or, in the event of the unavailability of the Chair, another member of the Committee, may pre-approve audit and permitted non-audit services that arise between Committee meetings, provided that the decision to pre-approve is reported to the Committee at the next scheduled Committee meeting. In 2003, the services outlined in the table above were pre-approved in accordance with the Company's pre-approval policy and the rules and regulations of the SEC.

Report of the Audit Committee

        Management has primary responsibility for the Company's financial reporting process, principles and internal controls as well as preparation of its consolidated financial statements. The Company's independent auditors, who are accountable to the Audit Committee, are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for ensuring that both management and the independent auditor effectively discharge their respective responsibilities.

        The Audit Committee of the Board of Directors is composed of four non-employee directors, each of whom meets the independence requirements of the Company's Governance Guidelines and the Nasdaq Rules. The Audit Committee operates under a written charter adopted by the Board of Directors. The Charter of the Audit Committee, as revised in February 2004, is attached to this proxy statement as Appendix I. As more fully detailed in the Charter, the Audit Committee's primary responsibilities are as follows:

  •
  Appointing, compensating and retaining the Company's independent public auditors, and overseeing the work performed by the independent public auditors.

  •
  Assisting the Board of Directors in fulfilling its responsibilities by reviewing, as required, the financial reports provided by the Company to the Securities and Exchange Commission ("SEC") and the Company's shareholders.

  •
  Monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations.

  •
  Monitoring the performance of the Company's independent internal auditing function.

  •
  Providing an avenue of communication among the independent auditors, management, internal auditors, and the Board of Directors.

        As part of its oversight responsibilities, the Audit Committee reviews and discusses with both management and the independent auditors all annual and quarterly financial statements prior to filing with the Securities and Exchange Commission. Management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting and disclosure issues with the Audit Committee. In connection with these reviews, the Audit Committee discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Additionally, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG matters relating to its independence from the Company. The Audit Committee has also determined that the independent auditors' provision of non-audit services in 2003 was compatible with and did not impair the auditors' independence.

        The Audit Committee has discussed with the Company's internal auditors and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the company's financial reporting. In addition, in 2003 the Audit Committee worked actively with management and outside advisors to review and oversee the steps taken to strengthen the effectiveness of the company's internal control processes and procedures.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

        This report has been submitted by the members of the Audit Committee.

James D. Gerson, Chair
John F. Keane, Sr.
Ervin F. Lyon
Ellen B. Richstone

PERFORMANCE GRAPH

        The following graph illustrates a five-year comparison of cumulative total shareholder return among the Company, the University of Chicago's Center for Research in Security Prices ("CRSP") Index for The Nasdaq Stock Market and the CRSP Index for Nasdaq Electronic Components Stocks (SIC 367, a peer group index which includes electronic components companies). The comparison assumes $100 was invested on December 31, 1998 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
THE NASDAQ STOCK MARKET AND NASDAQ ELECTRONIC COMPONENTS STOCKS

	1998	1999	2000	2001	2002	2003

Broad Market Index(1)	$100.00	$185.40	$111.80	$ 88.70	$ 61.30	$ 91.70
Peer Group Index(2)	100.00	186.00	152.80	104.40	55.90	107.60
APC	100.00	108.90	51.10	59.70	62.60	102.00

(1)	CRSP Index for Nasdaq Stock Market
(2)	CRSP Index for Nasdaq Electronic Components Stocks

SECTION 16 REQUIREMENTS

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it with respect to fiscal 2003, or written representations from certain reporting persons, the Company believes that all of its directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities complied with all filing requirements applicable to them with respect to transactions during 2003, with the exception of Mr. Rasmussen, who filed a Form 4 one day late for trades made on February 21, 2003.

SHAREHOLDER PROPOSALS

        The deadline for submission of proposals by shareholders pursuant to Rule 14a-8 issued under the Exchange Act, which are intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the next annual meeting of shareholders of the Company, is December 30, 2004. The deadline for submission of proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company (which are not otherwise submitted for inclusion in the proxy statement in accordance with the preceding sentence) is March 15, 2005. In submitting such proposals, shareholders must comply with the requirements set forth in both the Amended and Restated By-Laws of the Company and in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act. In order to curtail any controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail or by its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company, none of whom will receive additional compensation therefor, may also be made of some shareholders in person or by mail, telephone or telegram, following the original solicitation. The Company has retained Morrow & Co. Incorporated to assist in the solicitation of proxies, and will pay this company a fee of approximately $8,500 plus expenses.

APPENDIX I

AMERICAN POWER CONVERSION CORPORATION
Charter of the Audit Committee of the Board of Directors

I.    AUDIT COMMITTEE PURPOSE

        The Audit Committee is appointed by the Board of Directors of American Power Conversion Corporation (the "Corporation") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's principle duties and responsibilities are to:

  •
  Appoint, compensate and retain the Corporation's independent public auditors, and oversee the work performed by the independent public auditors.

  •
  Assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC") and the Corporation's stockholders.

  •
  Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations.

  •
  Monitor the performance of the Corporation's internal auditing function.

  •
  Provide an avenue of communication among the independent auditors, management, internal auditors, and the Board of Directors.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

        The Audit Committee shall be comprised of at least three directors as appointed by the Board (i) who shall meet the independence, audit committee composition and other requirements promulgated by the SEC, National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a "Regulatory Body" and collectively the "Regulatory Bodies"), and any other requirements as determined by the Board, as in effect from time to time, (ii) who shall not have participated in the preparation of the financial statements of the Corporation at any time during the past three years, and (iii) each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Notwithstanding the foregoing, members of the Audit Committee are barred from accepting any consulting, advisory or other compensatory fee from the Corporation, other than in that member's capacity as a member of the Board and any Board committee.

        All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, and at least one member of the Committee shall have (i) past employment experience in finance or accounting, (ii) requisite professional certification in accounting or (iii) any other comparable experience or background which results in the members' financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Committee shall ensure that all necessary and proper disclosures shall be made in all applicable filings with the SEC as to the composition of the Committee.

        Audit Committee members shall be appointed by the Board and, if desired, may be appointed on recommendation of a Nominating Committee. The Audit Committee may have a Chair, appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A record of the Committee's proceedings will be kept. The Committee should meet privately in executive session at least annually with management, internal auditors, and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.    AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

A.
General

The primary responsibilities of the Audit Committee are to:

  1.
  Oversee the financial reporting process and internal control systems.

  2.
  Oversee the audit function, both independent and internal.

  3.
  Oversee that the annual consolidated financial statements and quarterly financial statements are prepared in accordance with GAAP.

  4.
  Oversee and supervise special investigations.

  5.
  Appoint, retain, compensate and oversee the independent auditors and evaluate their independence.

  6.
  Approve the audit plan of the internal audit function.

  7.
  Constitute the Qualified Legal Compliance Committee (the "QLCC") and adopt and maintain guidelines for the QLCC as it deems necessary.

B.
Review Procedures

1.
Review and reassess the adequacy of this Charter at least annually, and update this Charter if and when appropriate. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.
Review the Corporation's annual audited financial statements prior to filing as part of the Annual Report on Form 10-K or other public distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be published in the Corporation's Form 10-K.

3.
In consultation with the management, the independent auditors and the internal auditors, consider the integrity of the Corporation's internal control over financial reporting. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses.

  4.
  Review with financial management and the independent auditors the Corporation's quarterly financial statements to be included in the Corporation's Form 10-Q filings. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

C.
Independent Auditors

1.
The Committee shall have the sole authority and be directly responsible for the appointment, compensation, retention (including the authority to retain or terminate) and oversight of any independent audit firms engaged by the Corporation for the purpose preparing or issuing an audit report or related work. The Committee shall have the ultimate authority to approve all audit engagement fees and terms. The Committee shall be directly responsible for the resolution of any disagreements between management and the independent auditors regarding financial reporting matters.

2.
Determine the funding necessary for compensation of any independent audit firm and notify the Corporation of anticipated funding needs of the Committee.

3.
Approve in advance any and all audit and non-audit services to be performed by the independent audit firm and adopt and implement policies for such pre-approval.

4.
On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the auditors' independence. The Committee shall actively engage in a dialogue with the independent audit firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent audit firm.

5.
Evaluate the performance of the independent audit firm and consider the discharge of the independent audit firm as circumstances warrant.

6.
Review the independent auditor's audit plan—discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

7.
Discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

8.
Review the Corporation's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Corporation's internal auditors and independent audit firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

D.
Internal Audit Process and Legal Compliance

1.
Review the plan, changes in plan, activities, organizational structure, and qualifications of the internal auditors, as needed.

2.
Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

  3.
  Review the appointment, performance and replacement of the senior internal audit executive or third-party service provider, if outsourced.

  4.
  Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.

  5.
  Establish procedures for the (a) receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  6.
  When and where appropriate, the Corporation's general counsel and outside counsel may be asked to meet with the Audit Committee to review matters that may have an impact on the financial statements.

  7.
  Ensure, when required by law for the first fiscal year ending after June 15, 2004, that the Corporation's chief executive officer and chief financial officer submit to the Committee prior to the filing of the Form 10-K, a report (dated in close proximity to the date of filing of the Form 10-K) evaluating the design and operation of Corporation's internal control over financial reporting and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls over financial reporting which could adversely affect the Corporation's ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls over financial reporting. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls over financial reporting or fraud.

  8.
  Investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of such person, took any action to fraudulently influence, coerce, manipulate or mislead any independent public or certified auditor engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and take or recommend to the Board appropriate disciplinary action.

  9.
  Engage outside advisors, including but not limited to counsel, independent audit consultants and/or other experts, as needed, to review any matter under its responsibility.

E.
Other Audit Committee Responsibilities

1.
The Audit Committee will comply with all regulations of the Regulatory Bodies as they relate to disclosures and corporate governance.

2.
Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

3.
Instruct the Corporation's management to disclose in its Form 10-K and/or Proxy Statement the approval by the Committee of any non-audit services performed by the independent audit firm, and review the substance of such disclosure.

4.
Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

5.
Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

APPENDIX II

AMERICAN POWER CONVERSION CORPORATION
2004 LONG-TERM INCENTIVE PLAN

1.     Definitions.

        As used herein, the following words or terms have the meanings set forth below.

        1.1   "Award" means Options, Restricted Stock, Performance Restricted Stock, Restricted Stock Units, Performance Restricted Stock Units, and any other equity-based interests as the Committee shall determine, or any combination thereof.

        1.2   "Board of Directors" means the Board of Directors of the Company.

        1.3   "Code" means the U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

        1.4   "Committee" means the committee appointed by the Board of Directors to administer the Plan, or the Board of Directors as a whole if no appointment is made, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Section 162(m) of the Code and a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of granting or approving the payment of any Awards.

        1.5   "Common Stock" means the common stock, par value $.01 per share, of the Company.

        1.6   "Company" means American Power Conversion Corporation, a corporation established under the laws of The Commonwealth of Massachusetts.

        1.7   "Fair Market Value" of a share of Common Stock for purposes of determining the exercise price per share of an Option shall be determined as of the date of grant or, if the prices or quotes discussed in this paragraph are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant. If the Common Stock is publicly traded, "Fair Market Value" shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded, "Fair Market Value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

        1.8   "Incentive Stock Option" means an Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

        1.9   "Option" means a stock option entitling the holder to acquire shares of Common Stock, once vested, upon payment of the exercise price.

        1.10    "Participant" means a person who is granted an Award under the Plan.

        1.11    "Performance Award" means an Award granted by the Committee pursuant to Section 6.10.

        1.12    "Performance Criteria" means any, or any combination, of the following areas of performance (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, geographical, project, product or individual basis or in combinations thereof): sales; revenues; assets; expenses; income; margins; earnings before or after any deductions and whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory; organizational realignments or other organizational changes; infrastructure changes; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of products or services; customer satisfaction or loyalty; customer acquisition or retentions; acquisitions or divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split ups and the like; reorganizations; strategic investments or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; business process or core competency metrics; and the performance of the Company in any of the items mentioned above in comparison to performance of any indexes or peer groups. Performance Criteria and any Performance Goals with respect thereto need not be based upon any increase, a positive or improved result or avoidance of loss.

        1.13    "Performance Goal" means an objectively determinable performance goal established by the Committee with respect to a given Performance Award that relates to one or more Performance Criteria.

        1.14    "Performance Period" means a time period which shall, in all cases, exceed three (3) months in length, during which the Performance Goals established in connection with Performance Awards must be met. Performance Periods may be subdivided into performance cycles of no less than three months.

        1.15    "Performance Restricted Stock" means Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified Performance Goals.

        1.16    "Performance Restricted Stock Unit" means a right to receive Common Stock in the future, with the right to future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified Performance Goals.

        1.17    "Plan" means the American Power Conversion Corporation 2004 Long-Term Incentive Plan, as from time to time amended and in effect.

        1.18    "Restricted Stock" means Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified conditions.

        1.19    "Restricted Stock Unit" means a right to receive Common Stock in the future, with the right to future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified conditions.

        1.20    "Service Relationship" means (a) for an employee of the Company or its Subsidiaries, such person's employment relationship with the Company or its Subsidiaries, and (b) for a consultant, contractor, director or advisor of the Company or its Subsidiaries, such person's consulting, contractor, director or advisory relationship with the Company or its Subsidiaries.

        1.21    "Stock Award" means an Award of Restricted Stock, Performance Restricted Stock, Restricted Stock Units, Performance Restricted Stock Units or other equity-based interest that is not an Option, or any combination thereof.

        1.22    "Subsidiary" or "Subsidiaries" means a corporation or corporations in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

        1.23    "Ten Percent Stockholder" means any person who, at the time an Award is granted, owns or is deemed to own stock (as determined in accordance with Sections 422 and 424 of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or a Subsidiary.

2.     Purpose.

        The Plan has been established to advance the interests of the Company by providing for the grant to Participants of incentive Awards.

3.     Administration.

        3.1   The Plan shall be administered by the Committee and, to the extent provided herein, the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee made by a majority of its members at a meeting at which a quorum is present shall constitute the valid acts of the Committee. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

        3.2   Subject to the provisions set forth herein, the Committee shall have full authority to determine the terms and conditions of Awards to be granted under the Plan. Subject to the provisions set forth herein, the Committee shall have full authority to interpret the terms of the Plan and of Awards granted under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings, and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan.

        3.3   The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under the Plan shall be final and binding on all concerned persons unless otherwise determined by the Board of Directors.

4.     Shares Subject to the Plan; Limitations.

        4.1    Number of Shares.    The number of shares of Common Stock that may be delivered in satisfaction of Awards granted under the Plan (such shares are hereinafter referred to as the "Authorized Shares") shall be equal to (a) the number of shares of Common Stock that remain available for grant under the Company's 1997 Stock Option Plan (the "1997 Plan") as of the Effective Date (as hereinafter defined), plus (b) any shares of Common Stock underlying outstanding awards under the 1997 Plan that after the Effective Date (as hereinafter defined) expire or terminate without being exercised or that would otherwise again become available for issuance under the 1997 Plan, provided that in no event shall the number of Authorized Shares exceed 15,000,000. The number of shares of Common Stock delivered upon exercise of an Award shall be determined without consideration of any Common Stock actually or constructively transferred by the Award holder to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

        4.2    Reacquired Shares.    If Common Stock subject to any Award under the Plan is not issued or ceases to be issuable for any reason, including because the Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, the shares of Common Stock that were subject to that Award shall again be included in Authorized Shares.

        4.3    Type of Shares.    Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company. No fractional shares of Common Stock will be delivered under the Plan.

        4.4    Limit on Shares for Awards.    No more than 1,000,000 Authorized Shares may be allocated to Awards that are granted to any individual Participant during any 12 month period. This limit shall not be adjusted by the cancellation, forfeiture, termination, expiration, or lapse of any Award prior to its payment.

        4.5    Limit on Shares for Restricted Stock and Restricted Stock Units.    Subject to Section 4.2, no more than fifty percent (50%) of the Authorized Shares may be issued to Participants pursuant to Awards of Restricted Stock or Restricted Stock Units.

5.     Eligibility and Participation.

        The Committee may select Participants from among those (1) employees of the Company and its Subsidiaries, (2) non-employee Directors and (3) any consultants, contractors or advisors to the Company or its Subsidiaries, who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. No officer, employee, non-employee Director, consultant, contractor, advisor, or Participant shall be entitled to receive any Award under the Plan unless and until such person has been designated by the Committee to be a Participant and such Participant has actually received such Award. The designation of a Participant to receive any Award under the Plan shall not require the Committee to designate that person to receive any other Award under the Plan. In selecting persons to be Participants and in determining the type and amount of their respective Awards, the Committee shall consider any and all factors that it deems relevant or appropriate. Eligibility for Incentive Stock Options is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6.     Awards.

        6.1    General.    The Committee will determine the terms and conditions of all Awards, subject to the limitations provided herein. Although the Plan also provides for the grant of Performance Awards under Section 6.10, notwithstanding anything herein to the contrary, the Committee may, in its sole discretion, grant Awards under the Plan containing performance-related goals that do not constitute Performance Awards, do not comply with Section 6.10 and may not be granted or administered to comply with the requirements of Section 162(m) of the Code.

        6.2    Participants.    From time to time while the Plan is in effect, the Committee may, in its absolute discretion, select from among the persons eligible to receive Awards (including persons to whom Awards were previously granted) those Participants to whom Awards are to be granted.

        6.3    Award Agreements.    Each Award granted under the Plan shall be evidenced by a written Award agreement in such form as the Committee shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain, or refer to, such provisions relating to exercise and other matters as are required of "incentive stock options" under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company's normal process for communicating electronically with its employees. As a condition to receiving an Award, the Committee may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

        6.4    Non-Transferability of Awards.    No Award may be transferred by the Participant otherwise than by will, by the laws of descent and distribution and during the Participant's lifetime the Award may be exercised only by him or her.

        6.5    Exercise; Vesting; Lapse of Restrictions.    The Committee may determine the time or times at which (a) an Award will become exercisable, (b) an Award will vest or (c) the restrictions to which an Award is subject will lapse.

          6.5.1    Determination of the Exercise Price.    The Committee will determine the exercise price, if any, of each Award requiring exercise. Notwithstanding the foregoing, the exercise price per share of Common Stock for an Incentive Stock Option shall be not less than 100% (110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

          6.5.2    Additional Conditions.    The Committee or the Board of Directors may at the time of grant condition the exercise of an Award upon agreement by the Participant to subject the Common Stock to any restrictions on transfer or repurchase rights in effect on the date of exercise. Any such conditions shall be set forth in the Award agreement or other document evidencing the Award.

          6.5.3    Manner of Exercise.    Any exercise of an Award shall be made in such manner as may be from time to time prescribed by the Committee, including, without limitation, pursuant to electronic, telephonic or other instructions to a third party administrating the Plan. In the event an Award is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Award has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock thereunder until the Company is satisfied that the person or persons exercising the Award is or are the duly appointed executor or administrator of the deceased Participant or the person or persons to whom the Award has been transferred by the Participant's will or by the applicable laws of descent and distribution.

          6.5.4    Payment of Exercise Price.    Where the exercise of an Award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment, subject to the following: all payments will be by cash or check acceptable to the Committee, or, if permitted by the Committee (i) through the delivery of shares of Common Stock that have a fair market value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Committee, or (iii) by any combination of the foregoing permissible forms of payment, provided that where shares of Common Stock issued under an Award are part of an original issue of shares, the Award will require that at least so much of the exercise price as equals the par value of such shares be paid in a type of consideration that is lawful for the payment of par value under applicable law.

          6.5.5    Period of Awards.    An Award shall be exercisable during such period of time as the Committee may specify, but in the case of an Incentive Stock Option not after the expiration of ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date the Option is granted.

        6.6    Termination of Awards.    Unless the Award by its terms or the Committee by resolution shall expressly provide otherwise:

          6.6.1    Vesting.    If a Participant's Service Relationship terminates for any reason, all Awards shall cease vesting on the date of termination of the Participant's Service Relationship ("Date of Termination"), provided that Awards vesting on the Date of Termination shall be considered to have vested.

          6.6.2    Options.    If a Participant's Service Relationship terminates due to the Participant's death or Disability, all Options that are vested as of the Date of Termination may be exercised by the Participant, or in the case of death by the Participant's executor or administrator or the person or persons to whom the Options are transferred by will or the applicable laws of descent and distribution, until the earlier of (a) the specified expiration date of the Option, or (b) one hundred eighty (180) days after the Date of Termination. "Disability" means the disability of the Participant within the meaning of Section 22(e)(3) of the Code. If a

  Participant's Service Relationship terminates for any reason other than death or Disability, all Options that are vested as of the Date of Termination may be exercised by the Participant until the earlier of (a) the specified expiration date of the Option, or (b) ninety (90) days after the Termination Date. The Committee shall also determine all matters relating to whether a Service Relationship is continuous, including, for example and without limitation, in the event the Service Relationship changes from an employment relationship to a consulting or advisory relationship.

          6.6.3    Notwithstanding anything in this Section 6.6 to the contrary, (i) no Award granted under the Plan may be exercised beyond the date on which such Award would otherwise expire pursuant to the terms thereof, and (ii) no Incentive Stock Option granted under the Plan may be exercised after the expiration of ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date the Incentive Stock Option was granted.

        6.7    Tax Withholding.

          6.7.1    The Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or to make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Common Stock pursuant to the exercise of the Award. In the case of an Incentive Stock Option, the Committee may require as a condition of exercise that the individual exercising the Incentive Stock Option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 422(a)(1) of the Code and the regulations thereunder) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

          6.7.2    In the case of an Award that is exercised by an individual that is subject to taxation in a foreign jurisdiction, the Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any tax or withholding requirement of that foreign jurisdiction (or to make other arrangements satisfactory to the Company with regard to such taxes prior to the delivery of any Common Stock pursuant to the exercise of the Award).

        6.8    Options.    Each eligible Participant who is also a United States taxpayer may be granted Incentive Stock Options only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company, such Incentive Stock Options do not violate the annual vesting limitation contained in Section 422(d) of the Code (currently $100,000, determined at the time the Incentive Stock Options is granted). Any Options granted to an employee in excess of such amount will not be treated as Incentive Stock Options.

        6.9    Stock Awards.

          6.9.1    Rights as a Stockholder.    Subject to any restrictions applicable to an Award, (a) a Participant holding Restricted Stock or Performance Restricted Stock, whether vested or unvested, shall be entitled to enjoy all stockholder rights with respect to such Restricted Stock or Performance Restricted Stock, including the right to receive dividends and to vote the shares and (b) with regard to Awards other than Restricted Stock and Performance Restricted Stock, a Participant may not vote the shares represented by an Award, but an Award may provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Award (both before and after such Common Stock is earned or vested), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Common Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Common Stock equivalents.

          6.9.2    Stock Certificates; Legends.    Certificates representing shares of Restricted Stock shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. The certificates representing shares of Restricted Stock may be held by the Company until the restrictions to which they are subject are satisfied.

        6.10    Performance Awards.

          6.10.1    Recipients of Performance Awards.    The Committee may grant Performance Awards to any Participant. Each Performance Award shall contain the Performance Goals for the Award, including the Performance Criteria, the target and maximum amounts payable, and such other terms and conditions of the Performance Award as the Committee in its discretion establishes. In the case of Performance Awards to any Participant whom the Committee determines is or may become a "covered employee" within the meaning of Section 162(m) of the Code during the Performance Period or before payment of the Performance Award, each such Performance Award may, in the Committee's discretion, be granted and administered to comply with the requirements of Section 162(m) of the Code. Each such Performance Award to a covered employee shall be confirmed by, and be subject to, a Performance Award agreement.

          6.10.2    Establishment of Performance Goals.    The Committee shall establish the Performance Goals for Performance Awards. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Awards. The Committee may not modify any Performance Goal during a Performance Period for any "covered employee" within the meaning of Section 162(m) of the Code in a way that could make it more likely that such Performance Goal would be achieved. The Performance Goals for any Performance Award for any such "covered employee" shall be established not later than 90 days after the start of the Performance Period to which the Performance Award relates and, for Performance Periods shorter than one year, prior to the completion of twenty-five percent (25%) of such period.

          6.10.3    No Discretion to Increase Performance Awards.    The Committee shall establish for each Performance Award the amount of Common Stock payable at specified levels of performance, based on the Performance Goal for each Performance Criteria. The Committee shall make all determinations regarding the achievement of any Performance Goals. The Committee may not increase the Common Stock that would otherwise be payable upon achievement of the Performance Goal or Goals.

          6.10.4    Certification of Achievement of Performance Goals.    The actual payments of Common Stock to a Participant under a Performance Award will be calculated by applying the achievement of Performance Criteria to the Performance Goal. In the case of any Performance Award to a "covered employee" within the meaning of Section 162(m) of the Code, the Committee shall make all calculation of actual payments of Common Stock and shall certify prior to the payment of the Performance Award the extent, if any, to which the Performance Goals have been met; provided, however, that the Committee shall not be required to certify the extent to which the Performance Goals have been met if the payments under the Performance Award are attributable solely to the increase in the price of the Common Stock.

          6.10.5    Timing of Payment of Performance Awards.    Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee may permit the Participants to elect to defer the receipt of Performance Awards upon such terms as the Committee deems appropriate.

        6.11    Repricing.    Notwithstanding any other provision of the Plan (except for Section 7.1 relating to stock dividends, stock splits and changes in corporate structure or capitalization), the Committee shall not reprice any Option granted under the Plan without stockholder approval.

        6.12    Authority of the Committee.    Subject to the provisions of Section 9, the Committee shall have the authority, either generally or in any particular instance, to waive compliance by a Participant with any obligation to be performed by him under an Award and to waive any condition or provision of an Award.

        6.13    Listing of Common Stock, Withholding and Other Legal Requirements.    The Company shall not be obligated to deliver any Common Stock until all federal, state and international laws and regulations which the Company may deem applicable have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, until the stock to be delivered has been listed or authorized to be added to the list upon official notice of issuance to such exchange. In addition, if the shares of Common Stock subject to any Award have not been registered in accordance with the Securities Act of 1933, as amended, the Company may require the person or persons who wishes or wish to exercise such Award to make such representation or agreement with respect to the sale of Common Stock acquired on exercise of the Award as will be sufficient, in the opinion of the Company's counsel, to avoid violation of said Act, and may also require that the certificates evidencing said Common Stock bear an appropriate restrictive legend.

7.     Effect of Certain Transactions.

        7.1    Changes to Common Stock.    In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock that becomes effective after the Effective Date (as hereinafter defined), the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock for which Awards may thereafter be granted hereunder, (ii) the number and kind of shares of stock remaining subject to each Award outstanding at the time of such change and (iii) the exercise price of each Award, if applicable. References in the Plan to shares of Common Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.1.

        7.2    Acquisition, Merger or Consolidation.

          7.2.1    Consequences of an Acquisition.    Upon the consummation of an Acquisition, the Committee or the Board of Directors, or the board of directors of the surviving or acquiring entity (as used in this Section 7.2, the "Board"), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards, whether vested or unvested, by the surviving or acquiring entity by substituting on an equitable basis for the shares of Common Stock then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock, whether vested or unvested, in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more Options then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate, or provide that one or more Options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares of Common Stock subject to such Options over the exercise price thereof; provided, however, that before terminating any portion of an Option that is not vested or exercisable (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions or risks of forfeiture.

          7.2.2    Acquisition Defined.    An "Acquisition" shall mean: (x) the sale of the Company by merger in which the stockholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or (z) any other acquisition of the business of the Company, as determined by the Board.

          7.2.3    Assumption of Options Upon Certain Events.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

8.     Rights to a Service Relationship.

        Neither the adoption of the Plan nor any grant of Awards confers upon any employee, non-employee Director, consultant, contractor or advisor of the Company or a Subsidiary any right to the continuation of a Service Relationship with the Company or a Subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the Service Relationship of any of those persons at any time.

9.     Discontinuance, Cancellation, Amendment and Termination.

        The Committee or the Board of Directors may at any time discontinue granting Awards under the Plan. The Board of Directors or the Committee may at any time and in any way amend, suspend or terminate the Plan or any Award granted under the Plan; provided, however, that no such amendment, suspension or termination may materially impair any Award then outstanding without the consent of the holder of such Award; and provided further, however, that without the requisite vote of the Company's stockholders, no amendment to the Plan may increase the number of shares available for issuance under the Plan. The amendment of an Award under this Section 9 may include, without limitation, the declaration by the Committee or the Board of Directors that any Options shall become immediately exercisable or vest in full or in part or that any Stock Awards shall be free of some or all restrictions, risks of forfeiture or conditions.

10.   Effective Date.

        The Plan will become effective automatically as of the date on which it is approved by the stockholders of the Company (the "Effective Date") and unless the Plan is sooner terminated by the Committee or the Board of Directors, no Awards shall be granted under the Plan after the tenth anniversary of the Effective Date.

11.   Liability of the Company.

        By accepting any benefits under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consented to, any action taken or made under the Plan by the Company, including, without limitation, the Board of Directors and the Committee. No Participant or any person claiming under or through a Participant shall have any right or interest, whether vested or otherwise, in the Plan or any Award hereunder, contingent or otherwise, unless and until such Participant shall have complied with all of the terms, conditions and provisions of the Plan and any Award agreement related thereto. Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or agents, shall be liable to any Participant or any other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an "incentive stock option" under Section 422 of the Code.

12.   Unfunded Plan.

        Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards, any such accounts will be used merely as an administrative convenience. Except for the holding of Restricted Stock in escrow, the Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Company, it officers, the Board of Directors or the Committee be deemed to be a trustee of Common Stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

13.   Dispute Resolution and Governing Law.

        Participants and the Company agree to resolve issues that may arise out of or relate to the Plan or the same subject matter by binding arbitration in Providence, Rhode Island in accordance with the rules of the American Arbitration Association. The Plan and Awards granted hereunder, including Award agreements, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

14.   Foreign Jurisdictions.

        To the extent that the Committee determines that the material terms set by the Committee or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders. The Committee shall also have the authority and discretion to delegate the foregoing powers to appropriate officers of the Company.

DIRECTIONS TO APC'S ANNUAL SHAREHOLDER MEETING

        The meeting will take place on Thursday, June 10, 2004 at 10:00 a.m., local time, in The Regency Room at the Radisson Hotel Milford, located at 11 Beaver Street, Milford, Massachusetts 01757 (Tel: 508-478-7010).

From Logan Airport and Points East:

Follow airport directions to I-90 (Massachusetts Turnpike) West.
Take I-90 (Massachusetts Turnpike) West to Exit 11A (I-495 South).
Take I-495 South to Exit 19 (Milford/Medway Route 109) and take a right at the end of the ramp and a right at the first light onto Beaver Street. The hotel is 1/4 mile on the left.

From T.F. Green Airport and Points South:

Take I-95 North to I-495 North. Continue on I-495 to Exit 19.
At the bottom of the ramp, make a left onto Route 109 West. At the first light make a right onto Beaver Street. The hotel is 1/4 mile on the left.

From Points West:

Connect To I-90 (Massachusetts Turnpike) East to Exit 11A to I-495 South to Exit 19.
Take a right at the end of the ramp and a right at the first light onto Beaver Street. The hotel is 1/4 mile on the left.

From Points North:

Take I-95 South to I-495 South. Follow I-495 to Exit 19.
At end of ramp take right and at the first light take a right onto Beaver Street. The hotel is 1/4 mile on the left.

        Upon arrival please proceed through the main entrance. The Regency Room will open to shareholders at 9:00 a.m. Please allow adequate time to find parking, complete any check-in and to be seated prior to the 10:00 a.m. starting time.

        Please be aware that seating may be limited. Please bring valid picture identification, such as a driver's license or passport. You may be required to provide this upon entry to the meeting. Shareholders holding stock in brokerage accounts ("street name" holders) will also need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, cell phones, recording devices and other electronic devices will not be permitted at the meeting.

Part # 996-2851A	3618-PS-04

PROXY

AMERICAN POWER CONVERSION CORPORATION

Proxy for Annual Meeting of Shareholders

June 10, 2004

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Rodger B. Dowdell, Jr. and Emanuel E. Landsman, and each of them, proxies, with full power of substitution, to vote all shares of stock of American Power Conversion Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 10, 2004, at 10:00 a.m. local time, in The Regency Room at the Radisson Hotel Milford, located at 11 Beaver Street, Milford, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 29, 2004, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by written notice to the Clerk of the Company at any time before it is exercised or by delivering a later executed proxy to the Clerk of the Company at any time before the original proxy is exercised.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

☒ Please mark votes as in this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

The Board of Directors recommends a vote
"FOR" Items 1, 2, 3 and 4

		FOR	AGAINST	ABSTAIN
1.	To fix the number of directors at eight.	☐	☐	☐
2.	To elect the Board of Directors for the ensuing year:
Nominees: Rodger B. Dowdell, Jr., Emanuel E. Landsman, Neil E. Rasmussen, Ervin F. Lyon, James D. Gerson, John G. Kassakian, John F. Keane, Sr. and Ellen B. Richstone
		FOR	WITHHELD
		☐	☐
☐ ______________________________ For all nominees except as noted above
		FOR	AGAINST	ABSTAIN
3.	To approve the Company's 2004 Long-Term Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of the Company's independent auditors.	☐	☐	☐

☐ MARK HERE IF YOU PLAN TO ATTEND THE MEETING

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE IT BELOW

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

Signature ______________________________ Date _____________________

Signature ______________________________ Date _____________________

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
  ITEMS NOs. 1 & 2: NUMBER AND ELECTION OF DIRECTORS
  EXECUTIVE COMPENSATION
  REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
  ITEM NO. 3: APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN
  ITEM NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
  PERFORMANCE GRAPH
  APPENDIX I
  APPENDIX II